EXHIBIT 10.2

AMENDED AND RESTATED
364 DAY NOTE

$6,000,000	Cincinnati, Ohio
March 18, 2009

      FOR VALUE RECEIVED, LSI Industries Inc. ("Borrower") promises to pay to the order of PNC Bank, National Association ("Lender") on or before the Revolving Credit Termination Date (as defined in the Credit Agreement referred to below), in lawful money of the United States of America and in immediately available funds, the principal amount of SIX MILLION DOLLARS ($6,000,000), or, if less, the aggregate unpaid principal amount of all Loans by Lender under the 364-Day Facility.  Borrower further agrees to pay interest in like money from time to time on the unpaid principal amount hereof from the date of each advance or converted advance hereunder until paid in full at the interest rates as set forth in the Credit Agreement.

This Note amends, completely restates, and replaces the 364 Day Note dated March 30, 2001 (the "Prior Note") in the principal amount of $12,000,000 made by Borrower in favor of Lender.  This Note shall not be construed as an extinguishment of the Prior Note, and its issuance shall not affect the priority of any security interest or other lien granted in connection with the Prior Note.

1.
Credit Agreement.  This Note is one of the 364-Day Notes referred to in the Credit Agreement dated as of March 30, 2001 by and among Borrower, Lender, the other Lenders from time to time parties thereto, and PNC Bank, National Association, as Administrative Agent and Syndication Agent (as the same may from time to time be amended, modified or supplemented, the "Credit Agreement"; terms defined therein being used herein as so defined), and is entitled to the benefits thereof and subject to the provisions thereof and is subject to voluntary and mandatory prepayment in whole or in part as provided therein.

2.	Waivers. Borrower waives presentment, demand, protest, and notice of demand, protest, and dishonor. Borrower also waives all defenses based on suretyship or impairment of collateral.

3.
Successors and Assigns.  This Note will bind Borrower and its successors and assigns and the benefits hereof will inure to the benefit of Lender and its successors and assigns.  All references herein to "Borrower", "Lender", and "Agent" will be deemed to apply to Borrower, Lender and Agent and their respective successors and assigns as permitted by the Credit Agreement.

4.
Usury.  If from any circumstances whatsoever the fulfillment of any provision of this Note involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then the obligation to be fulfilled will be reduced to the limit of such validity as provided in such statute or law, so that in no event will any exaction of interest be possible under this Note in excess of the limit of such validity.  In no event will Borrower be bound to pay interest of more than the legal limit and the right to demand any such excess is hereby expressly waived by Lender.

5.	Time. Time is of the essence in the performance of this Note.

6.
Governing Law.  This Note will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio without regard to conflict of laws principles.

7.
Jurisdiction.  Borrower hereby agrees to the exclusive jurisdiction of any state or federal court located within Hamilton County, Ohio and consents that all service of process be made by certified mail directed to Borrower at its address set forth in the Credit Agreement for notices and service so made will be deemed to be completed five (5) Business Days after the same has been deposited in U.S. mails, postage prepaid; provided that nothing contained herein will prevent Agent or Lender from bringing any action or exercising any rights against any security or against Borrower individually, or against any property of Borrower, within any other state or nation.  Borrower waives any objection based on forum non conveniens and any objection to venue of any action instituted hereunder.

8.
Waiver of Jury Trial.  Borrower, Lender and Agent each waive any right to trial by jury in any action or proceeding relating to this Note, the Credit Agreement or any transaction contemplated in any of such agreements.

LSI INDUSTRIES INC.

By:	/s/Ronald S. Stowell
Name: Ronald S. Stowell
Title: Vice President, Chief Financial Officer and
Treasurer

AMENDED AND RESTATED
364 DAY NOTE

$4,000,000	Cincinnati, Ohio
March 18, 2009

FOR VALUE RECEIVED, LSI Industries Inc. ("Borrower") promises to pay to the order of Fifth Third Bank ("Lender") on or before the Revolving Credit Termination Date (as defined in the Credit Agreement referred to below), in lawful money of the United States of America and in immediately available funds, the principal amount of FOUR MILLION DOLLARS ($4,000,000), or, if less, the aggregate unpaid principal amount of all Loans by Lender under the 364-Day Facility.  Borrower further agrees to pay interest in like money from time to time on the unpaid principal amount hereof from the date of each advance or converted advance hereunder until paid in full at the interest rates as set forth in the Credit Agreement.

This Note amends, completely restates, and replaces the 364 Day Note dated March 30, 2001 (the "Prior Note") in the principal amount of $8,000,000 made by Borrower in favor of Lender.  This Note shall not be construed as an extinguishment of the Prior Note, and its issuance shall not affect the priority of any security interest or other lien granted in connection with the Prior Note.

1.
Credit Agreement.  This Note is one of the 364-Day Notes referred to in the Credit Agreement dated as of March 30, 2001 by and among Borrower, Lender, the other Lenders from time to time parties thereto, and PNC Bank, National Association, as Administrative Agent and Syndication Agent (as the same may from time to time be amended, modified or supplemented, the "Credit Agreement"; terms defined therein being used herein as so defined), and is entitled to the benefits thereof and subject to the provisions thereof and is subject to voluntary and mandatory prepayment in whole or in part as provided therein.

2.	Waivers. Borrower waives presentment, demand, protest, and notice of demand, protest, and dishonor. Borrower also waives all defenses based on suretyship or impairment of collateral.

3.
Successors and Assigns.  This Note will bind Borrower and its successors and assigns and the benefits hereof will inure to the benefit of Lender and its successors and assigns.  All references herein to "Borrower", "Lender", and "Agent" will be deemed to apply to Borrower, Lender and Agent and their respective successors and assigns as permitted by the Credit Agreement.

4.
Usury.  If from any circumstances whatsoever the fulfillment of any provision of this Note involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then the obligation to be fulfilled will be reduced to the limit of such validity as provided in such statute or law, so that in no event will any exaction of interest be possible under this Note in excess of the limit of such validity.  In no event will Borrower be bound to pay interest of more than the legal limit and the right to demand any such excess is hereby expressly waived by Lender.

5.	Time. Time is of the essence in the performance of this Note.

6.
Governing Law.  This Note will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio without regard to conflict of laws principles.

7.
Jurisdiction.  Borrower hereby agrees to the exclusive jurisdiction of any state or federal court located within Hamilton County, Ohio and consents that all service of process be made by certified mail directed to Borrower at its address set forth in the Credit Agreement for notices and service so made will be deemed to be completed five (5) Business Days after the same has been deposited in U.S. mails, postage prepaid; provided that nothing contained herein will prevent Agent or Lender from bringing any action or exercising any rights against any security or against Borrower individually, or against any property of Borrower, within any other state or nation.  Borrower waives any objection based on forum non conveniens and any objection to venue of any action instituted hereunder.

8.
Waiver of Jury Trial.  Borrower, Lender and Agent each waive any right to trial by jury in any action or proceeding relating to this Note, the Credit Agreement or any transaction contemplated in any of such agreements.

LSI INDUSTRIES INC.

By:	/s/Ronald S. Stowell
Name: Ronald S. Stowell
Title: Vice President, Chief Financial Officer and
Treasurer